Income Taxes	12 Months Ended
Sep. 30, 2011
Income Taxes [Abstract]
Income Taxes
(13) Income Taxes

Pretax earnings from continuing operations consist of the following:

	2009	2010	2011
United States	$1,169	1,303	1,891
Non-U.S.	1,281	1,576	1,740
Total pretax earnings from continuing operations	$2,450	2,879	3,631

The principal components of income tax expense follow:

	2009	2010	2011
Current:
Federal	$230	496	503
State and local	25	33	37
Non-U.S.	313	413	477

Deferred:
Federal	149	(55)	149
State and local	9	(1)	3
Non-U.S.	(38)	(38)	(42)
Income tax expense	$688	848	1,127

Reconciliations of the U.S. federal statutory tax rate to the Company's effective tax rate follow:

	2009	2010	2011
Federal rate	35.0%	35.0%	35.0%
State and local taxes, net of federal tax benefit	0.9	0.7	0.7
Non-U.S. rate differential	(4.6)	(4.5)	(3.5)
Non-U.S. tax holidays	(2.0)	(2.2)	(1.0)
U.S. manufacturing deduction	(0.8)	(0.6)	(1.1)
Other	(0.4)	1.0	0.9
Effective income tax rate	28.1%	29.4%	31.0%

Non-U.S. tax holidays reduce tax rates in certain foreign jurisdictions and are expected to expire over the next seven years.

Following are reconciliations of the beginning and ending balances of unrecognized tax benefits before recoverability of cross-jurisdictional tax credits (federal, state and non-U.S.) and temporary differences. The amount of unrecognized tax benefits is not expected to significantly increase or decrease within the next 12 months.

	2010	2011
Beginning balance, at October 1	$159	170
Additions for current year tax positions	48	13
Additions for prior year tax positions	20	27
Reduction for prior year tax positions	(34)	(22)
Reduction for settlements with tax authorities	(10)	(7)
Reduction for expirations of statue of limitations	(13)	(19)
Ending balance, at September 30	$170	162

If none of the unrecognized tax benefits shown is ultimately paid, the tax provision and the calculation of the effective tax rate would be favorably impacted by $126. The Company accrues interest and penalties related to income taxes in income tax expense. Total interest and penalties recognized were $(3), $(1)  and $6 in 2011, 2010 and 2009, respectively. As of September 30, 2011 and 2010, total accrued interest and penalties were $36 and $37, respectively.

The United States is the major jurisdiction for which the Company files income tax returns. Examinations by the U.S. Internal Revenue Service are complete through fiscal 2007. The status of state and non-U.S. tax examinations varies by the numerous legal entities and jurisdictions in which the Company operates.

The principal items that gave rise to deferred income tax assets and liabilities follow:

	2010	2011
Deferred tax assets:
Net operating losses and tax credits	$281	242
Accrued liabilities	225	219
Postretirement and postemployment benefits	153	137
Employee compensation and benefits	225	176
Pensions	143	196
Other	137	176
Total	1,164	1,146

Valuation allowances	(105)	(107)

Deferred tax liabilities:
Intangibles	(918)	(890)
Property, plant and equipment	(265)	(284)
Other	(136)	(133)
Total	(1,319)	(1,307)

Net deferred income tax asset (liability)	$(260)	(268)

At September 30, 2011 and 2010, respectively, net current deferred tax assets were $400 and $374, and net noncurrent deferred tax liabilities were $668 and $634. Total income taxes paid were approximately $1,030, $890 and $780 in 2011, 2010 and 2009, respectively. Approximately half of the $242 net operating losses and tax credits can be carried forward indefinitely, while the remainder expire over varying periods.